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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 17, 2003
                                                          --------------

                               STM WIRELESS, INC.
             (Exact name of Registrant as specified in its charter)


                 Delaware              000-19923          95-3758983
       ---------------------------    -----------     -----------------
       State or other jurisdiction    (Commission       (IRS Employer
             of incorporation)        File Number)    Identification No)


                   One Mauchly, Irvine, California 92618-2305
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (949) 753-7864
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

     As previously disclosed, on February 20, 2003, STM Wireless, Inc. (the "Company") filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California, case number SA 03-11289JR (the "Bankruptcy Court").

     The Bankruptcy Court has approved the sale of substantially all of the assets of the Company in a series of asset sales free and clear of all liens, encumbrances and claims pursuant to section 363 of the Bankruptcy Code.

     In its first order entered March 17, 2003, the Bankruptcy Court approved the sale to Sloan Capital Partners, LLC, of substantially all of the assets of the Company, including its real estate but excepting certain claims arising from a lawsuit in the Superior Court of the State of California for the County of Orange entitled STM Wireless, Inc., v. Gilat Satellite Networks, Ltd., et al.,
                -------------------------------------------------------------
Case No. 01CC13531 (the "Lawsuit"). The aggregate purchase price is up to $3,685,622 consisting of $1.6 million in cash and the assumption of certain fixed and contingent liabilities.

     In its second order entered March 26, 2003, the Bankruptcy Court approved the sale of the Lawsuit and all other claims held by the Company against Gilat Satellite Networks, Ltd., Gilat to Home Latin America, N.V., rStart Corporation and each of their respective subsidiaries, affiliated entities, officers, directors, employees and other agents, arising from facts alleged in the Lawsuit or relating, in any manner, to the Company's attempts to sell telephone equipment and/or services in Peru in the years 2000 through 2002 (the "Claims"). The purchase price for the Claims is $1,750,000 in cash.

     Upon the consummation of the asset sales described herein and distribution of the proceeds received therefrom to the Company's creditors, the common stock of the Company will have no value.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     STM WIRELESS, INC.


Date:  March 31, 2003                By: /s/ JOSEPH J. WALLACE
                                         ---------------------------------------
                                         Joseph J. Wallace
                                         Chief Financial Officer, Vice President
                                         Finance, Corporate Secretary

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